Exhibit 99.1

Quarterly Financial Supplement

Third Quarter 2004

September 30, 2004

Table of Contents
Assured Guaranty Ltd.
Selected Financial Highlights
Consolidated GAAP Income Statements
Consolidated GAAP Balance Sheets
Segment Consolidation
Financial Guaranty Direct Segment
Financial Guaranty Reinsurance Segment
Mortgage Guaranty Segment
Other Segment
Loss and LAE Reserves
Fixed Income Investment Portfolio
Financial Guaranty Profile
25 Largest Public Finance Exposures
25 Largest Structured Finance Exposures
Largest Single Name Corporate/Sovereign CDS Exposures
Consolidated Capital & Claims Paying Resources
Summary Financial and Statistical Data

Assured Guaranty Corp.
Financial Statements
Fixed Income Investment Portfolio
Financial Guaranty Profile
25 Largest Public Finance Exposures
25 Largest Structured Finance Exposures
Statutory Capital & Claims Paying Resources

Assured Guaranty Re International Ltd.
Financial Statements
Financial Guaranty Profile
Capital & Claims Paying Resources

Assured Guaranty Ltd. 30 Woodbourne Avenue Hamilton HM 08 Bermuda www.assuredguaranty.com	Investor contact: Sabra Purtill (212) 408-6044 spurtill@assuredguaranty.com

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this supplement, such as its statements regarding PVP, reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward-looking statements could be affected by a significant reduction in the amount of reinsurance ceded by one or more of our principal ceding companies, rating agency action such as a ratings downgrade, difficulties with the execution of the Company’s business strategy, contract cancellations, developments in the world’s financial and capital markets, more severe losses or more frequent losses associated with products affecting the adequacy of the Company’s loss reserve, changes in regulation or tax laws, the Company’s dependence on customers, decreased demand or increased competition, loss of key personnel, the effects of mergers, acquisitions and divestitures, changes in accounting policies or practices, and changes in general economic conditions, as well as management’s response to these factors, and other risk factors identified in the Company’s filings with the Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Assured Guaranty Ltd.

Selected Financial Highlights

(dollars in millions except per share amounts)

	Quarters Ended September 30,		% Change versus 3Q-03	Nine Months Ended September 30,		% Change versus YTD 2003
	2004	2003		2004	2003
Gross written premiums (GWP) analysis:
Present value of financial guaranty & mortgage guaranty GWP (PVP) (a)	$48.0	$107.1	-55%	$207.5	$208.9	-1%
Less:
Installment premium PVP	(23.5)	(60.5)	-61%	(111.7)	(124.6)	-10%
Upfront financial guaranty & mortgage guaranty GWP	24.5	46.6	-48%	95.7	84.3	14%
Plus:
Installment GWP	32.6	37.6	-13%	107.8	115.1	-6%
Financial guaranty & mortgage guaranty GWP	57.1	84.2	-32%	203.5	199.4	2%
Other segment GWP	5.2	26.0	-80%	(78.4)	105.1	-175%
Total gross written premiums	$62.3	$110.2	-43%	$125.1	$304.5	-59%

Net income	$44.5	$42.9	4%	$134.8	$117.1	15%
less: After-tax realized gains (losses) on investments	0.8	1.0	-20%	7.1	4.1	73%
less: After-tax unrealized gains (losses) on derivatives	10.1	12.6	-20%	22.2	20.0	11%
Operating income (b)	$33.6	$29.3	15%	$105.5	$93.0	13%

Book value	$1,487.9	$1,349.1	10%	$1,487.9	$1,349.1	10%
Net unearned premium reserve less DAC, after-tax (1)	259.1	213.1	—	259.1	213.1	—
Net present value of installment premiums in-force, after-tax	281.4	264.1	7%	281.4	264.1	7%
Adjusted book value(c)	$2,028.4	$1,826.3	11%	$2,028.4	$1,826.3	11%

ROE, excluding AOCI	12.8%	13.8%	-7%	13.0%	12.9%	2%
less: After-tax realized gains (losses) on investments	0.2%	0.3%	-28%	0.7%	0.5%	53%
less: After-tax unrealized gains (losses) on derivatives	2.9%	4.1%	-28%	2.1%	2.2%	-2%
Operating ROE, excluding AOCI (b)	9.7%	9.5%	3%	10.2%	10.2%	0%

Average basic shares outstanding in millions (2)	75.0	75.0	—	75.0	75.0	—
Average diluted shares outstanding in millions	75.0	75.0	—	75.0	75.0	—

Per diluted share:
Net income	$0.59	$0.57	4%	$1.80	$1.56	15%
less: After-tax realized gains (losses) on investments	0.01	0.01	—	0.09	0.05	73%
less: After-tax unrealized gains (losses) on derivatives	0.13	0.17	-24%	0.30	0.27	11%
Operating income (b)	$0.45	$0.39	15%	$1.41	$1.24	13%

Book value	$19.58	$17.99	9%	$19.58	$17.99	9%
Net unearned premium reserve less DAC, after-tax (1)	3.41	2.84		3.41	2.84
Net present value of installment premiums in-force, after-tax	3.70	3.52	5%	3.70	3.52	5%
Adjusted book value (c)	$26.69	$24.35	10%	$26.69	$24.35	10%

(1)   Unearned premium reserve (UPR) less pre-paid reinsurance premiums and deferred acquisition costs (DAC), all after-tax

(2)   Historical amounts represent shares issued upon the IPO closing

Note:  Please refer to endnotes for explanation of non-GAAP measures [PVP (a), operating income and operating ROE (b) and adjusted book value (c)]

Assured Guaranty Ltd.

Consolidated GAAP Income Statements

(dollars in millions)

	Quarter Ended September 30		% Change versus 3Q-03	Nine Months Ended September 30		% Change versus YTD 2003
	2004	2003		2004	2003

Revenues
Gross written premiums	$62.3	$110.2	-43%	$125.1	$304.5	-59%
Net written premiums	55.1	109.9	-50%	18.3	333.0	-95%

Net earned premiums	53.4	78.2	-32%	130.7	223.9	-42%

Net investment income	23.2	23.8	-3%	71.0	71.9	-1%
Other income	—	0.2	-100%	0.6	1.0	-40%
Total revenues	$76.6	$102.2	-25%	$202.3	$296.8	-32%

Expenses
Loss and loss adjustment expenses	4.2	32.9	-87%	(32.2)	91.9	-135%
Profit commission expenses	1.1	1.9	-42%	11.2	7.6	47%
Acquisition costs	14.2	17.9	-21%	35.6	49.1	-27%
Other operating expenses	14.1	12.3	15%	53.3	31.6	69%
Goodwill expense	—	—	—	1.6	—	—
Interest expense	3.4	1.4	143%	7.4	4.3	72%
Total expenses	$37.0	$66.4	-44%	$76.9	$184.5	-58%

Income before provision for income taxes	39.6	35.8	11%	125.4	112.3	12%

Total provision for income taxes	6.1	6.5	-6%	19.9	19.3	3%

Operating income (b)	$33.6	$29.3	15%	$105.5	$93.0	13%

After-tax net realized gains on investments	0.8	1.0	-20%	7.1	4.1	73%
After-tax unrealized gains on derivative instruments	10.1	12.6	-20%	22.2	20.0	11%

Net income	$44.5	$42.9	4%	$134.8	$117.1	15%

Note: Please refer to endnotes for explanation of non-GAAP measures [PVP (a), operating income and operating ROE (b) and adjusted book value (c)]

Assured Guaranty Ltd.Consolidated GAAP Balance Sheets

(dollars in millions)

	As of :
	September 30, 2004	December 31, 2003

Assets
Fixed maturity securities available for sale, at fair value	$1,948.7	$2,052.2
Short-term investments, at cost, which approximates market	164.3	137.5
Total investments	2,113.0	2,189.7

Cash	13.4	32.4
Accrued investment income	22.3	23.8
Deferred acquisition costs	186.9	178.7
Premium receivable	40.0	64.0
Prepaid reinsurance premiums	20.6	11.0
Reinsurance recoverable on ceded losses	185.7	122.1
Due from affiliate	—	115.0
Unrealized gains on derivative financial instruments	26.3	––
Value of reinsurance business assumed	—	14.2
Goodwill	85.4	87.1
Other assets	22.9	20.0
Total assets	$2,716.7	$2,857.9

Liabilities
Unearned premium reserve	$522.4	$625.4
Reserve for losses and loss adjustment expenses	297.4	522.6
Profit commissions payable	57.2	71.2
Reinsurance balances payable	26.7	4.9
Deferred federal income taxes payable	20.7	55.6
Unrealized losses on derivative financial instruments	—	8.6
Funds held by Company under reinsurance contracts	54.0	9.6
Long-term debt	197.3	75.0
Other liabilities	53.0	47.2
Total liabilities	1,228.8	1,420.2

Shareholders’ equity
Common stock	0.8	16.4
Treasury stock	(7.9)	—
Additional paid-in capital	900.2	955.5
Accumulated other comprehensive income	80.2	81.2
Unearned stock grant compensation	(7.7)	(5.5)
Retained earnings	522.3	390.0
Total shareholders’ equity	1,487.9	1,437.6

Total liabilities and shareholders’ equity	$2,716.7	$2,857.9

Assured Guaranty Ltd.

Segment Consolidation

(dollars in millions)

	Quarter Ended September 30, 2004
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)	Mortgage Guaranty	Subtotal	Other	Total
Present value of financial guaranty gross written premiums (PVP): (a)
Public finance	$—	$33.9	$—	$33.9		$33.9
Structured finance	7.9	5.0	1.1	14.0		14.0
Total PVP	$7.9	$38.9	$1.1	$48.0		$48.0

Income statement:
Gross written premiums	$16.2	$35.6	$5.3	$57.1	$5.2	$62.3
Net written premiums	14.2	35.6	5.3	55.1	—	55.1

Net earned premiums	16.5	31.9	5.1	53.4	—	53.4

Loss and loss adjustment expenses	(1.2)	10.8	(5.4)	4.2	—	4.2
Profit commission expense	—	(0.2)	1.3	1.1	—	1.1
Acquisition costs	1.4	12.1	0.5	14.2		14.2
Operating expenses	4.3	8.4	1.3	14.1	—	14.1
Total underwriting expenses	$4.5	$31.1	$(2.3)	$33.6	$—	$33.6

Underwriting gain (loss)	$12.0	$0.8	$7.4	$20.0	$—	$20.0

Loss and loss adjustment expense ratio	-7.3%	33.9%	-105.9%	7.9%	0.0%	7.9%
Expense ratio	34.5%	63.6%	60.8%	54.8%	0.0%	54.8%
Combined ratio	27.3%	97.5%	-45.1%	62.7%	0.0%	62.7%

	Quarter Ended September 30, 2003
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)	Mortgage Guaranty	Subtotal	Other	Total
PVP:
Public finance	$1.5	$57.5	$—	$59.0		$59.0
Structured finance	36.7	10.8	0.6	48.1		48.1
Total PVP	$38.2	$68.3	$0.6	$107.1		$107.1

Income statement:
Gross written premiums	$17.1	$61.4	$5.7	$84.2	$26.0	$110.2
Net written premiums	17.0	61.2	5.7	83.9	26.0	109.9

Net earned premiums	16.0	21.4	5.6	43.0	35.2	78.2

Loss and loss adjustment expenses	4.7	7.7	(3.9)	8.5	24.4	32.9
Profit commission expense	—	—	1.6	1.6	0.3	1.9
Acquisition costs	1.2	8.2	1.0	10.4	7.5	17.9
Operating expenses	2.5	3.4	0.9	6.8	5.5	12.3
Total underwriting expenses	$8.4	$19.3	$(0.4)	$27.3	$37.7	$65.0

Underwriting gain (loss)	$7.6	$2.1	$6.0	$15.7	$(2.5)	$13.2

Loss and loss adjustment expense ratio	29.4%	36.0%	-69.6%	19.8%	69.3%	42.1%
Expense ratio	23.1%	54.2%	62.5%	43.7%	37.8%	41.0%
Combined ratio	52.5%	90.2%	-7.1%	63.5%	107.1%	83.1%

(1)   Due to the timing of receipts of reports prepared by our ceding companies, present value of financial guaranty gross installment premiums written (PVP), par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP measures [PVP (a), operating income and operating ROE (b) and adjusted book value (c)]

Assured Guaranty Ltd.

Segment Consolidation

(dollars in millions)

	Nine Months Ended September 30, 2004
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)	Mortgage Guaranty	Subtotal	Other	Total
Present value of financial guaranty GWP (PVP): (a)
Public finance	$2.9	$110.9	$—	$113.8		$113.8
Structured finance	27.2	46.2	20.3	93.6		93.6
Total PVP	$30.1	$157.1	$20.3	$207.5		$207.5

Income statement:
Gross written premiums	$59.5	$123.8	$20.2	$203.5	$(78.4)	$125.1
Net written premiums	56.8	123.8	20.2	200.8	(182.5)	18.3

Net earned premiums	73.3	77.9	28.5	179.7	(48.9)	130.7

Loss and loss adjustment expenses	13.8	13.7	(9.9)	17.6	(49.8)	(32.2)
Profit commission expense	—	0.2	10.6	10.6	0.6	11.4
Acquisition costs	2.9	25.8	3.1	31.8	3.8	35.7
Operating expenses(2)	11.9	19.4	7.0	38.3	3.6	41.9
Total underwriting expenses	$28.6	$59.1	$10.8	$98.3	$(41.8)	$56.8

Underwriting gain (loss)	$44.7	$18.8	$17.7	$81.4	$(7.1)	$73.9

Loss and loss adjustment expense ratio	18.8%	17.6%	-34.7%	9.8%	101.8%	-24.6%
Expense ratio	20.2%	58.3%	72.6%	44.9%	-16.4%	68.1%
Combined ratio	39.0%	75.9%	37.9%	54.7%	85.5%	43.5%

	Nine Months Ended September 30, 2003
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)	Mortgage Guaranty	Subtotal	Other	Total
PVP:
Public finance	$1.5	$100.1	$—	$101.6		$101.6
Structured finance	72.8	33.9	0.6	107.3		107.3
Total PVP	$74.3	$133.9	$0.6	$208.9		$208.9

Income statement:
Gross written premiums	$54.2	$125.2	$20.0	$199.4	$105.1	$304.5
Net written premiums	53.4	124.2	20.0	197.6	135.4	333.0

Net earned premiums	54.1	68.4	21.9	144.4	79.5	223.9

Loss and loss adjustment expenses	13.1	10.4	1.0	24.5	67.4	91.9
Profit commission expense	—	1.0	6.2	7.2	0.3	7.6
Acquisition costs	1.2	25.6	3.5	30.3	18.8	49.1
Operating expenses	7.1	9.3	3.6	20.0	11.6	31.6
Total underwriting expenses	$21.4	$46.3	$14.3	$82.0	$98.1	$180.2

Underwriting gain (loss)	$32.7	$22.1	$7.6	$62.4	$(18.6)	$43.8

Loss and loss adjustment expense ratio	24.2%	15.2%	4.6%	17.0%	84.8%	41.0%
Expense ratio	15.3%	52.5%	60.7%	39.8%	38.6%	39.4%
Combined ratio	39.6%	67.7%	65.3%	56.8%	123.4%	80.5%

(1)   Due to the timing of receipts of reports prepared by our ceding companies, present value of financial guaranty gross installment premiums written (PVP), par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

(2)   YTD 2004 excludes the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

Note: Please refer to endnotes for explanation of non-GAAP measures [PVP (a), operating income and operating ROE (b) and adjusted book value (c)]

Assured Guaranty Ltd.

Financial Guaranty Direct Segment

(dollars in millions)

	1Q-03	2Q-03	3Q-03	4Q-03	1Q-04	2Q-04	3Q-04	4Q-04	YTD 2003	YTD 2004
PVP(a):	$20.7	$15.4	$38.2	$21.7	$7.9	$14.4	$7.9	$—	$74.3	$30.1
less: Present value of installment premiums written in period	(20.7)	(15.4)	(36.7)	(21.7)	(7.9)	(14.4)	(7.9)	—	(72.8)	(30.1)
Upfront gross written premiums	—	—	1.5	—	—	—	—	—	1.5	—
plus: Installment gross written premiums	14.0	23.1	15.6	17.0	25.6	17.7	16.2	—	52.7	59.5
Financial guaranty gross written premiums	$14.0	$23.1	$17.1	$17.0	$25.6	$17.7	$16.2	$—	$54.2	$59.5

Income statement:
Gross written premiums	$14.0	$23.1	$17.1	$17.0	$25.6	$17.7	$16.2	$—	$54.2	$59.5
Net written premiums	15.8	20.6	17.0	16.6	25.3	17.3	14.2	—	53.4	56.8

Net earned premiums	16.9	21.2	16.0	16.1	40.7	16.1	16.5	—	54.1	73.3

Loss and loss adjustment expenses	2.0	6.4	4.7	3.2	13.4	1.6	(1.2)	—	13.1	13.8
Profit commission expense	—	—	—	—	—	—	—	—	—	—
Acquisition costs	—	—	1.2	1.0	1.4	0.1	1.4	—	1.2	2.9
Operating expenses (1)	2.7	1.9	2.5	1.8	3.3	4.3	4.3	—	7.1	11.9
Total expenses	$4.7	$8.3	$8.4	$6.0	$18.1	$6.0	$4.5	$—	$21.4	$28.6

Loss and loss adjustment expense ratio	11.8%	30.2%	29.4%	19.9%	32.9%	9.9%	-7.3%		24.2%	18.8%
Expense ratio	16.0%	9.0%	23.1%	17.3%	11.5%	27.3%	34.5%		15.3%	20.2%
Combined ratio	27.8%	39.2%	52.5%	37.2%	44.5%	37.3%	27.3%		39.6%	39.0%

PVP:
Public finance	$—	$—	$1.5	$—	$—	$2.9	$—	$—	$1.5	$2.9
Structured finance	20.7	15.4	36.7	21.7	7.9	11.4	7.9	—	72.8	27.2
Total	$20.7	$15.4	$38.2	$21.7	$7.9	$14.4	$7.9	$—	$74.3	$30.1

Par written:
Public finance	$—	$—	$48	$—	$—	$246	$508	$—	$48	$754
Structured finance	1,212	1,163	2,796	1,810	1,488	2,444	854	—	5,170	4,785
Total	$1,212	$1,163	$2,844	$1,810	$1,488	$2,691	$1,361	$—	$5,219	$5,539

Par outstanding:
Public finance	$2,120	$2,381	$2,251	$2,048	$2,112	$2,321	$2,852	$—	$2,251	$2,852
Structured finance	17,709	18,140	20,509	20,142	21,737	23,454	23,605	—	20,509	23,605
Total	$19,829	$20,521	$22,760	$22,189	$23,849	$25,775	$26,457	$—	$22,760	$26,457

Present value of installment premiums in force	$194.6	$205.4	$221.9	$228.1	$220.6	$219.7	$218.9	$—	$221.9	$218.9
Unearned premium reserve	$12.7	$12.7	$13.5	$12.8	$11.6	$12.8	$12.1	$—	$13.5	$12.1

(1)   2Q-04 and YTD 2004 excludes the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

Note: Please refer to endnotes for explanation of non-GAAP measures [PVP (a), operating income and operating ROE (b) and adjusted book value (c)]

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment (1)

(dollars in millions)

	1Q-03	2Q-03	3Q-03	4Q-03	1Q-04	2Q-04	3Q-04	4Q-04	YTD 2003	YTD 2004
Present value of gross written premiums (PVP) (a)	$38.6	$27.1	$68.3	$35.4	$78.1	$40.1	$38.9	$—	$133.9	$157.1
less: Present value of installment premiums (a)	(15.7)	(12.2)	(23.2)	(7.2)	(40.0)	(17.2)	(14.5)	—	(51.1)	(71.7)
Upfront gross written premiums	22.9	14.8	45.2	28.2	38.1	22.9	24.5	—	82.8	85.4
plus: Installment gross written premiums(2)	6.9	19.2	16.2	15.3	14.3	12.9	11.1	—	42.4	38.4
Financial guaranty gross written premiums	$29.8	$34.0	$61.4	$43.5	$52.4	$35.8	$35.6	$—	$125.2	$123.8

Income statement:
Gross written premiums	$29.8	$34.0	$61.4	$43.5	$52.4	$35.8	$35.6	$—	$125.2	$123.8
Net written premiums	29.1	33.9	61.2	37.9	52.4	35.8	35.6	—	124.2	123.8

Net earned premiums	16.9	30.1	21.4	24.5	20.4	25.6	31.9	—	68.4	77.9

Loss and loss adjustment expenses	1.8	0.9	7.7	15.3	3.9	(0.9)	10.8	—	10.4	13.7
Profit commission expense	0.1	0.9	—	0.5	0.1	0.3	(0.2)	—	1.0	0.2
Acquisition costs	5.4	11.9	8.2	8.1	7.1	6.6	12.1	—	25.6	25.8
Operating expenses (3)	3.1	2.8	3.4	2.7	4.1	6.9	8.4	—	9.3	19.4
Total expenses	$10.4	$16.5	$19.3	$26.6	$15.2	$12.9	$31.1	$—	$46.3	$59.1

Loss and loss adjustment expense ratio	10.7%	3.0%	36.0%	62.4%	19.1%	-3.5%	33.9%	0.0%	15.2%	17.6%
Expense ratio	50.9%	51.8%	54.2%	46.1%	55.4%	53.9%	63.6%	0.0%	52.5%	58.3%
Combined ratio	61.5%	54.8%	90.2%	108.5%	74.5%	50.4%	97.5%	0.0%	67.7%	75.9%

PVP:
Public finance	$26.8	$15.8	$57.5	$31.3	$45.8	$31.2	$33.9	$—	$100.1	$110.9
Structured finance	11.8	11.3	10.8	4.0	32.3	8.9	5.0	—	33.9	46.2
Total	$38.6	$27.1	$68.3	$35.4	$78.1	$40.1	$38.9	$—	$133.9	$157.1

Par written:
Public finance	$1,279	$914	$2,621	$1,906	$1,932	$1,590	$2,262	$—	$4,814	$5,784
Structured finance	1,263	737	888	406	1,154	629	507	—	2,888	2,290
Total	$2,542	$1,651	$3,510	$2,312	$3,086	$2,219	$2,769	$—	$7,703	$8,074

Par outstanding:
Public finance	$47,238	$47,001	$48,499	$50,628	$51,806	$52,061	$52,926	$—	$48,499	$52,926
Structured finance	13,089	12,976	13,083	14,706	13,935	13,514	13,084	—	13,083	13,084
Total	$60,327	$59,977	$61,582	$65,334	$65,741	$65,575	$66,010	$—	$61,582	$66,010

Present value of installment premiums in force	$101.1	$105.6	$116.4	$117.2	$140.3	$147.2	$138.0	—	$116.4	$138.0
Unearned premium reserve	$345.6	$349.0	$388.5	$403.6	$435.5	$445.9	$449.0	—	$388.5	$449.0

(1)   Due to the timing of receipts of reports prepared by our ceding companies, present value of financial guaranty gross installment premiums written (PVP), par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

(2)   Installment gross written premiums includes the reclassification of certain deals originally recorded as installment that were discovered during 3Q-04 to be upfront premiums.  As a result, prior period amounts have been restated.  This reclass had an immaterial impact on our QTD and YTD results of operations and financial condition.

(3)   2Q-04 and YTD 2004 excludes the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

Note: Please refer to endnotes for explanation of non-GAAP measures [PVP (a), operating income and operating ROE (b) and adjusted book value (c)]

Assured Guaranty Ltd.

Mortgage Guaranty Segment

(dollars in millions)

	1Q-03	2Q-03	3Q-03	4Q-03	1Q-04	2Q-04	3Q-04	4Q-04	YTD 2003	YTD 2004

Present value of gross written premiums (PVP)(a)	$—	$—	$0.6	$—	$19.2	$—	$1.1	—	$0.6	$20.3
less: Present value of installment premiums(a)	—	—	(0.6)	—	(8.9)	—	(1.1)	—	(0.6)	(10.0)
Upfront gross written premiums	—	—	—	—	10.3	—	—	—	—	10.3
plus: Installment gross written premiums	5.8	8.5	5.7	4.4	3.7	0.9	5.3	—	20.0	9.9
Mortgage guaranty gross written premiums	$5.8	$8.5	$5.7	$4.4	$14.0	$0.9	$5.3	—	$20.0	$20.2

Income statement:
Gross written premiums	$5.8	$8.5	$5.7	$4.4	$14.0	$0.9	$5.3	$—	$20.0	$20.2
Net written premiums	6.1	8.2	5.7	4.4	14.0	0.9	5.3	—	20.0	20.2

Net earned premiums	6.9	9.4	5.6	5.7	8.4	15.0	5.1	—	21.9	28.5

Loss and loss adjustment expenses	1.2	3.7	(3.9)	(1.7)	(1.2)	(3.3)	(5.4)	—	1.0	(9.9)
Profit commission expense	3.2	1.4	1.6	1.1	5.0	4.3	1.3	—	6.2	10.6
Acquisition costs	1.0	1.5	1.0	0.6	0.9	1.7	0.5	—	3.5	3.1
Operating expenses(1)	1.8	0.9	0.9	0.6	1.7	4.0	1.3	—	3.6	7.0
Total expenses	$7.2	$7.5	$(0.4)	$0.6	$6.4	$6.7	$(2.3)	$—	$14.3	$10.8

Loss and loss adjustment expense ratio	17.4%	39.4%	-69.6%	-29.8%	-14.3%	-22.0%	-105.9%	—	4.6%	-34.7%
Expense ratio	87.0%	40.4%	62.5%	40.4%	90.5%	66.7%	60.8%	—	60.7%	72.6%
Combined ratio	104.3%	79.8%	-7.1%	10.6%	76.2%	44.7%	-45.1%	—	65.3%	37.9%

(1)   2Q-04 and YTD 2004 excludes the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

Note: Please refer to endnotes for explanation of non-GAAP measures [PVP (a), operating income and operating ROE (b) and adjusted book value (c)]

Assured Guaranty Ltd.

Other Segment

(dollars in millions)

	1Q-03	2Q-03	3Q-03	4Q-03	1Q-04	2Q-04	3Q-04	4Q-04	YTD 2003	YTD 2004
Income statement:
Gross written premiums	$60.9	$18.3	$26.0	$(20.2)	$(93.6)	$10.0	$5.2	—	$105.1	$(78.4)
Net written premiums	53.1	56.3	26.0	99.6	(98.5)	(83.9)	—	—	135.4	(182.5)

Net earned premiums	22.9	21.4	35.2	40.7	17.2	(66.0)	—	—	79.5	(48.9)

Loss and loss adjustment expenses	18.2	24.8	24.4	35.9	7.5	(57.4)	—	—	67.4	(49.8)
Profit commission expense	(0.3)	0.4	0.3	0.7	0.4	0.2	—	—	0.3	0.6
Acquisition costs	5.4	6.0	7.5	6.1	3.6	—	—	—	18.8	3.8
Operating expenses(1)	4.1	1.9	5.5	4.4	3.5	—	—	—	11.6	3.6
Total expenses	$27.4	$33.1	$37.7	$47.1	$15.0	$(57.2)	$—	—	$98.1	$(41.8)

Loss and loss adjustment expense ratio	79.5%	115.9%	69.3%	88.2%	43.6%	87.0%	0.0%	—	84.8%	101.8%
Expense ratio	40.2%	38.8%	37.8%	27.5%	43.6%	-0.3%	0.0%	—	38.6%	-16.4%
Combined ratio	119.7%	154.7%	107.1%	115.7%	87.2%	86.7%	0.0%		123.4%	85.5%

Net earned premiums:
Equity layer credit protection	$12.6	$7.6	$19.5	$22.1	$5.4	$—	$—	$—	$39.7	$5.4
Trade credit reinsurance	10.7	14.3	11.6	14.6	9.3	(34.6)		—	36.6	(25.3)
Title reinsurance	1.2	1.2	4.6	3.7	2.4	0.8	—	—	7.0	3.2
Life accident and health reinsurance	—	—	—	—	—	—	—		—	—
Auto residual value reinsurance	0.7	0.7	0.7	2.1	—	(32.2)	—	—	2.1	(32.2)
Affiliate reinsurance	(2.8)	(2.4)	(1.2)	(1.3)	—	—	—	—	(5.9)	—
Total net earned premiums	$22.4	$21.4	$35.2	$41.2	$17.1	$(66.0)	$—	$—	$79.5	$(48.9)

Underwriting gain (loss)(1):
Equity layer credit protection	$1.1	$(5.7)	$(15.2)	$18.8	$2.2	$0.5	$—	$—	$(19.8)	$2.7
Trade credit reinsurance	(1.4)	(4.0)	(0.1)	2.2	1.3	(4.2)		—	(5.5)	(2.9)
Title reinsurance	1.0	0.8	2.9	2.1	0.7	0.3	—	—	4.7	1.0
Life accident and health reinsurance	(0.5)	—	(0.1)	—	—	—	—		(0.6)	—
Auto residual value reinsurance	(2.5)	(1.9)	0.1	(20.2)	(2.5)	(5.4)	—	—	(4.3)	(7.9)
Affiliate reinsurance	(2.7)	(0.9)	9.9	1.1	—	—	—	—	6.9	—
Total underwriting gain (loss)	$(5.0)	$(11.7)	$(2.5)	$4.0	$1.7	$(8.8)	$—	$—	$(18.6)	$(7.1)

(1)   2Q-04 and YTD 2004 excludes the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

Assured Guaranty Ltd.

Loss and LAE Reserves by Segment, Type of Reserve and by Segment and Type of Reserve

(dollars in millions)

	As of :
Loss and LAE Reserves By Segment:	September 30, 2004	December 31, 2003
Financial guaranty direct	$19.9	$29.9
Financial guaranty reinsurance	78.8	72.8
Mortgage guaranty	13.3	24.1
Other	185.4	395.8
Total	$297.4	$522.6

	As of :
Loss and LAE Reserves By Type:	September 30, 2004	December 31, 2003

Case basis	$57.3	$128.9
IBNR	174.1	319.0
Portfolio	66.0	74.7
Total	$297.4	$522.6

	As of September 30, 2004
By Segment and Type of Loss and LAE Reserve:	Financial Guaranty Direct	Financial Guaranty Reinsurance	Mortgage Guaranty	Other	Total

Case basis	$4.9	$29.5	$1.1	$21.8	$57.3
IBNR	—	—	10.5	163.6	174.1
Portfolio	15.0	49.3	1.7	—	66.0
Total	$19.9	$78.8	$13.3	$185.4	$297.4

By Segment and Type of Loss and LAE Reserve:	As of December 31, 2003
	Financial Guaranty Direct	Financial Guaranty Reinsurance	Mortgage Guaranty	Other	Total
Case basis	$2.0	$35.3	$1.8	$89.8	$128.9
IBNR	—	—	13.1	305.9	319.0
Portfolio	27.9	37.5	9.2	—	74.7
Total	$29.9	$72.8	$24.1	$395.8	$522.6

Assured Guaranty Ltd.

Fixed Income Investment Portfolio

as of September 30, 2004

(dollars in millions)

	Amortized Cost	Fair Value	Pre-Tax Book Yield	Duration	Annualized Investment Income
Fixed maturity securities available for sale:
U.S. Treasury securities and obligations of U.S. government agencies	$249.1	$261.9	5.1%	5.2	12.7
Foreign government securities	14.6	14.7	5.1%	3.0	0.7
Obligations of states and political subdivisions	329.7	348.7	4.5%	7.4	14.9
Insured obligations of state and political subdivisions	468.9	508.9	5.0%	7.4	23.3
Corporate securities	161.0	171.3	5.9%	5.4	9.5
Mortgage-backed securities:	—	—
Pass-thrus	438.6	424.3	5.1%	3.8	22.4
PACs	118.1	143.5	5.0%	3.2	5.4
Asset-backed securities	73.8	75.3	5.5%	2.5	4.0
Total fixed maturity securities available for sale	1,853.7	1,948.7	5.0%	5.6	93.0
Short-term investments	164.3	164.3	1.4%	—	2.3
Total investments available for sale	2,018.0	2,113.0	4.7%	5.2	95.3

	Fair Value	%
Maturity Schedule:
Due within one year	$23.5	1.2%
Due in one to five years	165.9	8.5%
Due in five to ten years	334.5	17.2%
Due in greater than ten years	857.1	44.0%
Mortgage-backed securities	567.9	29.1%
Total	1,948.7	100.0%

	Fair Value	%
Quality Distribution:
Treasury	$35.3	1.8%
Agency	226.6	11.6%
AAA	1,254.8	64.4%
AA	304.5	15.6%
A	125.5	6.4%
BBB	2.0	0.1%
Total	1,948.7	100.0%

Assured Guaranty Ltd.

Financial Guaranty Profile

(dollars in millions)

Sector			As of September 30, 2004:
	Gross Par Written		Net Par Outstanding	%	Avg. Rating (8)
	3Q 2004	3Q 2003
Public Finance
General obligation bonds	$797	$223	$12,796	13.8%	A+
Municipal utilities	422	863	11,000	11.9%	A+
Tax backed	691	405	9,953	10.8%	A+
Transportation	70	644	6,874	7.4%	A
Healthcare	360	159	6,448	7.0%	A
Structured municipal (1)	—	—	3,266	3.5%	AAA
Investor-owned utilities	338	149	2,266	2.5%	A-
Housing	25	84	1,156	1.3%	AA-
Other public finance (2)	11	124	1,043	1.1%	A-
Higher education	56	19	976	1.1%	A+
Total public finance	$2,770	$2,669	$55,778	60.3%	A+

Structured Finance
CDO’s (3)	$221	$2,269	$16,535	17.9%	AA+
Mortgage-backed and home equity	692	380	7,127	7.7%	AA-
Commercial receivables (4)	264	722	5,599	6.1%	AA-
Consumer receivables (5)	104	204	3,744	4.0%	BBB+
Other structured finance (6)	80	89	1,903	2.1%	AA-
Single name corporate CDS (7)	—	20	1,779	1.9%	AA-
Total structured finance	$1,360	$3,684	$36,689	39.7%	AA

Total exposure	$4,130	$6,354	$92,467	100.0%	A+

Mortgage guaranty risk in force	$136	$6	$2,437	NA	NA

(1)     Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(2)     Other public finance: primarily includes student loans and government-sponsored project finance.

(3)     Collateralized debt obligations (CDO’s) are structured financings backed by a pool of investment grade assets. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4)     Consumer receivables: principally includes auto loan receivables and credit card receivables.

(5)     Single name corporate credit default swaps (CDS) includes CDS of investor-owned utilities.

(6)     Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(7)     Other structured finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(8)     Ratings are internally determined based on rating agency guidelines.

Assured Guaranty Ltd.

Financial Guaranty Profile - Page 2

(dollars in millions)

Distribution by Ratings of Financial Guaranty Portfolio

Ratings (1)	September 30, 2004 Net Par Outstanding	%	December 31, 2003 Net Par Outstanding	%
AAA/Aaa	$26,999	29.2%	$26,374	30.1%
AA/Aa	19,036	20.6%	17,587	20.1%
A/A	31,871	34.5%	30,008	34.3%
BBB/Baa	12,973	14.0%	12,051	13.8%
Below investment grade	1,587	1.7%	1,505	1.7%
	$92,467	100%	$87,524	100%

Geographic Distribution of Financial Guaranty Portfolio

U.S.:	September 30, 2004 Net Par Outstanding	%
California	$7,323	7.9%
New York	5,526	6.0%
Texas	3,241	3.5%
Illinois	2,957	3.2%
Florida	2,770	3.0%
New Jersey	2,360	2.6%
Pennsylvania	2,012	2.2%
Massachusetts	1,810	2.0%
Puerto Rico	1,776	1.9%
Washington	1,619	1.8%
Other - Muni	20,340	22.0%
Other - Non Muni	32,521	35.2%
Total U.S.	$84,256	91.1%

International:	September 30, 2004 Net Par Outstanding	%
United Kingdom	$5,348	5.8%
Australia	538	0.6%
Brazil	363	0.4%
France	283	0.3%
Italy	280	0.3%
Other	1,398	1.5%
Total International	$8,211	8.9%

Total	$92,467	100.0%

Distribution by Ratings of CDO and Credit Derivative Exposure

Ratings (1)	September 30, 2004 Net Par Outstanding	%	December 31, 2003 Net Par Outstanding	%
AAA/Aaa	$19,792	73.9%	$20,703	76.1%
AA/Aa	2,929	10.9%	2,534	9.3%
A/A	2,890	10.8%	2,575	9.5%
BBB/Baa	1,057	3.9%	1,216	4.5%
Below investment grade	108	0.4%	158	0.6%
	$26,776	100%	$27,187	100%

(1)   Assured Guaranty internal rating

Assured Guaranty Ltd.

Non-Investment Grade Exposure

(dollars in millions)

Asset Type	Weighted Average Remaining life	Net Par Outstanding	Average Rating (8)

Public Finance
Transportation	20.3	$374.4	BB-
Healthcare	13.5	103.2	BB
General obligation bonds	12.1	69.1	BB
Other public finance (1)	27.1	44.1	BB-
Investor-owned utilities	17.7	15.7	BB-
Municipal utilities	11.6	14.7	C
Tax backed	10.8	8.4	BB-
Housing	8.8	3.7	B
Higher education	12.3	1.0	B
Structured municipal (2)	0	0
Total public finance	18.5	$634.4	BB-

Structured Finance
Consumer receivables (3)	3.1	$525.9	BB
Mortgage-backed and home equity	9.1	186.1	B-
Commercial receivables (4)	7.8	132.7	B
CDO’s (5)	3.5	107.6	B-
Other structured finance (6)	1.4	0.7	C
Single name corporate CDS (7)	—	—
Total structured finance	5.0	$953.0	BB-

Total exposure	10.3	$1,587.3	BB-

(1)     Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(2)     Other public finance: primarily includes student loans and government-sponsored project finance.

(3)     Collateralized debt obligations (CDO’s) are structured financings backed by a pool of investment grade assets. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4)     Consumer receivables: principally includes auto loan receivables and credit card receivables.

(5)     Single name corporate credit default swaps (CDS) includes CDS of investor-owned utilities.

(6)     Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(7)     Other structured finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(8)     Ratings are internally determined based on rating agency guidelines.

Assured Guaranty Ltd.

25 Largest Public Finance Exposures

as of September 30, 2004

(dollars in millions)

Revenue Source	Net Par Outstanding(1)	Rating(2)
California State General Obligation & Leases	$890	A-
New Jersey State General Obligation & Leases	760	AA-
Long Island Power Authority	722	A-
Denver Colorado Airport System	632	A
Jefferson County Alabama Sewer	606	A
Chicago Illinois General Obligation	589	A+
New York City General Obligation & Leases	566	A
Puerto Rico Electric Power Authority	544	A-
New York State Metro Trans Auth	535	A
New York City Municipal Water Finance Authority	524	AA+
San Francisco California Airport	481	A
Energy Northwest	480	AA-
Massachusetts State General Obligation & Bay Transportation	480	AA-
Puerto Rico General Obligation & Leases	464	A-
Houston Texas Water & Sewer System	457	A+
New York State General Obligation	427	AA
Mental Health Services Facilities - New York	373	AA-
Los Angeles County Metro Trans	356	AA
Chicago Illinois Public Building - Board of Education	350	A+
Santee Cooper Revenue Bonds - South Carolina	345	AA-
Dade County Florida Water & Sewer System	324	A
Illinois State General Obligation	303	AA
Puerto Rico Government Development Bank	300	A+
Los Angeles County California Pension Obligation	273	A
Chicago O’Hare International Airport	271	A+

Total Top 25 Public Finance Exposures	$12,051

(1)     Excludes net par in force for transactions insured by a AAA monoline financial guaranty company

(2)     Assured Guaranty internal rating

Assured Guaranty Ltd.

25 Largest Structured Finance Exposures

as of September 30, 2004

(dollars in millions)

Revenue Source	Net Par Outstanding(1)	Rating(2)
Structured Finance Corporate Pool	$884	AAA
Synthetic CDO - IG Corporate	740	AAA
Argent Securities Inc. 2003-W6	628	BBB+
Synthetic CDO - IG ABS	594	AAA
Synthetic CDO - IG ABS	575	AAA
Synthetic CDO - IG Corporate	563	A+
Synthetic Credit Card Master Trust	550	AAA
Synthetic CDO - IG Corporate	500	AAA
Synthetic CDO - IG Corporate	470	AA
Synthetic CDO - IG Corporate	440	AAA
Synthetic CDO - IG Corporate	440	AAA
Synthetic CDO - IG Corporate	430	AAA
Providian Gateway Master Trust	416	BB+
Synthetic CDO - IG Corporate	410	AAA
Private Sub-Prime RMBS	361	AAA
Synthetic CDO - IG Corporate	360	AAA
Synthetic CDO - IG Corporate	360	AAA
Private Automobile Lease Securitization	350	BBB
Synthetic CDO - IG Corporate	347	AAA
Synthetic CDO - IG Corporate	300	AAA
Synthetic CDO - IG Corporate	291	BBB+
Synthetic CDO - IG CDO	281	AAA
Synthetic CDO - IG Corporate	278	AAA
Metris Master Credit Card Trust	276	BB
Private Residential Mortgage Backed Securities	276	AAA

Total Top 25 Structured Finance Exposures	$11,119

(1)     Excludes net par in force for transactions insured by a AAA monoline financial guaranty company

(2)     Assured Guaranty internal rating

Assured Guaranty Ltd.

Largest Single Name Corporate/Sovereign CDS Exposures

as of September 30, 2004

(dollars in millions)

Obligor	Net Par Outstanding(1)	Rating(2)
General Electric Capital Corp.	$60	AAA
Allianz AG	50	AA-
Japan Republic Sovereign Obligation	50	AA-
American International Group	50	AAA
Fannie Mae	45	AAA
France Telecom	40	A+
Citigroup Inc.	39	AA-
Oesterreichische Elektrizitaertswirtschafts AG	36	A
Zurich Insurance Company	35	A
ABN Amro Bank NV	30	AA-
Total Top 10 Single Name/Sovereign CDS Exposures	$435

Single Name Corporate and Sovereign by Rating	3Q-04	Gross Par Written 3Q-03	Net Par Outstanding

AAA/Aaa	$—	$—	509
AA/Aa	—	—	229
A/A	—	10	862
BBB/Baa	—	10	179
Below investment grade	—	—	—
Total	$—	$20	$1,779

	Net Par Outstanding
Single Name Corporate and Sovereign CDS Run-off	2004(3)	2005	2006	2007	2008
Beginning par outstanding	$1,779	$1,684	$696	$510	$279
Scheduled runoff amount	95	988	186	231	155
Ending par outstanding	$1,684	$696	$510	$279	$124

(1)     Excludes net par in force for transactions insured by a AAA monoline financial guaranty company

(2)     Assured Guaranty internal rating

(3)     Beginning balance as of October 1, 2004

Assured Guaranty Ltd.

Consolidated Capital & Claims Paying Resources

(dollars in millions)

	As of September 30, 2004			As of December 31, 2003
	AGC	AGR (1)	Consolidated	AGC	AGR (1)	Consolidated
Statutory surplus and reserves
Unearned premium reserve (2)	$418	$161	$579	$467	$233	$699
Contingency reserve	456	—	456	400	—	400
Policyholders’ surplus	274	612	886	256	560	816
Loss & loss adjustment expense reserves	32	182	214	55	390	445
Total policyholders’ surplus & reserve	$1,180	$955	$2,135	$1,178	$1,183	$2,360

Claims paying resources
Policyholders’ surplus	$274	$612	$886	$256	$560	$816
Contingency reserve	456	—	456	400	—	400
Statutory capital	730	612	1,342	$656	$560	$1,216
Unearned premium reserve (2)	418	161	579	467	233	699
Loss & loss adjustment expense reserves	32	182	214	55	390	445
Total policyholders’ reserves	450	343	793	$522	$623	$1,144
Present value of installment premium	279	112	391	293	90	383
Standby line of credit/stop loss	255	—	255	255	—	255
Total claims paying resources	$1,714	$1,067	$2,781	$1,726	$1,273	$2,998

(1)     AGR numbers are our estimate of US statutory as the company files Bermuda statutory financial statements

(2)     Unearned premium reserve for AGR is GAAP based and net of prepaid reinsurance premiums

Assured Guaranty Ltd.

Summary Financial and Statistical Data

(dollars in millions except share amounts)

	9/30/04	2003	2002	2001	2000
GAAP Summary Income Statement Data

Gross premiums written	$125.1	$349.2	$417.2	$442.9	$206.0
Net earned premiums	130.7	310.9	247.4	293.5	140.7
Net investment income	71.0	96.3	97.2	99.5	98.1
Total expenses	76.9	266.1	218.8	282.8	131.8
Income before income taxes	125.4	246.2	83.2	110.1	118.1
Net income	134.8	214.5	72.6	63.8	93.2
Operating income	105.5	127.3	115.7	96.1	87.6
Net income per diluted common share	1.80	2.9	0.97	0.85	1.24
Operating income per diluted common share	1.41	1.70	1.54	1.28	1.17
GAAP Summary Balance Sheet Data

Total investments and cash	$2,126.4	$2,222.1	$2,061.9	$1,710.8	$1,549.6
Total assets	2,716.7	2,857.9	2,719.9	2,322.1	1,913.7
Unearned premium reserve	522.4	625.4	613.3	500.3	444.6
Loss and LAE reserves	297.4	522.6	458.8	401.1	171.0
Long-term debt	197.3	75.0	75.0	150.0	150.0
Shareholders’ equity	1,487.9	1,437.6	1,257.2	1,061.6	994.5
Book value per share	19.58	19.17	16.76	14.15	13.26
Assured Guaranty Corp. Statutory Data

Net income	$70.7	$66.6	$46.2	$44.9	$60.5

Policyholders’ surplus	274.4	255.6	287.0	334.0	323.4
Contingency reserve	455.6	400.0	307.0	223.1	180.6
Statutory capital	730.0	655.6	594.0	557.2	504.0
Unearned premium reserve	418.0	466.7	369.9	351.5	330.2
Present value of installment premiums	279.0	293.3	220.4	149.2	89.1
Premium resources	697.0	760.0	590.3	500.7	419.3
Loss and LAE reserves	31.5	55.0	42.4	18.2	16.0
Standby line of credit / stop loss	255.0	255.0	415.0	450.0	250.0
Total claims-paying resources	$1,713.5	$1,725.6	$1,641.6	$1,526.1	$1,189.3
Financial Ratios

Consolidated GAAP
Loss and LAE ratio	-24.6%	46.5%	48.6%	60.5%	21.6%
Expense ratio	68.1%	37.2%	35.5%	30.6%	61.2%
Combined ratio	43.5%	83.7%	84.1%	91.1%	82.8%
Assured Guaranty Corp. Statutory
Loss and LAE ratio	-14.8%	25.9%	35.4%	18.3%	-0.7%
Expense ratio	124.3%	31.5%	44.8%	50.2%	45.8%
Combined ratio	109.5%	57.4%	80.2%	68.5%	45.1%
Other Financial Information
Net debt service outstanding	$134,050	$130,047	$124,082	$117,909	$102,744
Net par amount outstanding	92,467	87,524	80,394	75,249	65,756

Assured Guaranty Corp.

Consolidated GAAP Income Statements

(dollars in millions)

	Quarter Ended September 30		% Change versus 3Q-03	Nine Months Ended September 30		% Change versus YTD 2003
	2004	2003		2004	2003
Revenues
Gross written premiums	$38.8	$56.5	-31%	$131.8	$170.9	-23%
Net written premiums	3.1	55.8	-94%	43.0	207.7	-79%

Net earned premiums	$39.7	$43.9	-10%	$83.8	$130.4	-36%

Net investment income	13.1	12.0	9%	38.9	34.8	12%
Other income	—	0.3	-100%	—	1.0	-100%
Total revenues	$52.8	$56.2	-6%	$122.7	$166.2	-26%

Expenses
Loss and loss adjustment expenses	12.1	14.3	-15%	(1.4)	37.2	-104%
Profit commission expenses	—	0.2	-100%	0.2	1.1	-82%
Acquisition costs	12.7	11.8	8%	25.3	38.1	-34%
Other operating expenses	6.9	5.2	33%	29.8	14.6	104%
Goodwill impairment	—	—	—	1.6	—	—
Total expenses	$31.7	$31.5	1%	$55.5	$91.0	-39%

Income before provision for income taxes	21.1	24.7	-15%	67.2	75.2	-11%

Total provision for income taxes	4.7	6.4	-27%	16.4	19.5	-16%

Operating income (b)	$16.4	$18.3	-10%	$50.8	$55.7	-9%

After-tax net realized gains on investments	0.4	—	—	0.3	1.4	-79%
After-tax unrealized gains on derivative instruments	4.5	3.3	36%	22.0	11.6	90%

Net income	$21.3	$21.6	-1%	$73.1	$68.7	6%

Note: Please refer to endnotes for explanation of non-GAAP measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Corp.

Consolidated GAAP Balance Sheets

(dollars in millions)

	As of
	September 30, 2004	December 31, 2003

Assets
Fixed maturity securities available for sale, at fair value	$1,162.2	$1,126.7
Short-term investments, at cost, which approximates market	47.1	55.1
Total investments	1,209.3	1,181.8

Cash	3.1	18.0
Accrued investment income	15.2	14.0
Deferred acquisition costs	146.8	146.9
Premium receivable	63.8	31.5
Prepaid reinsurance premiums	45.1	7.3
Reinsurance recoverable on ceded losses	30.9	—
Unrealized gains on derivative financial instruments	15.4	—
Funds held under reinsurance contracts	2.1	1.8
Goodwill	85.4	87.1
Other assets	8.4	13.2
Total assets	$1,625.5	$1,501.6

Liabilities
Unearned premium reserve	$386.1	$389.0
Reserve for losses and loss adjustment expenses	117.6	106.3
Profit commissions payable	4.1	4.0
Reinsurance balances payable	61.4	10.2
Deferred federal income taxes payable	31.7	77.9
Unrealized losses on derivative financial instruments	—	18.5
Funds held by Company under reinsurance contracts	6.8	5.1
Other liabilities	39.0	13.9
Total liabilities	646.6	624.8

Shareholder’s equity
Common stock	15.0	15.0
Additional paid-in capital	386.4	351.2
Accumulated other comprehensive income	42.3	45.3
Unearned stock grant compensation	(6.0)	(2.8)
Retained earnings	541.2	468.1
Total shareholder’s equity	978.9	876.8

Total liabilities and shareholder’s equity	$1,625.5	$1,501.6

Assured Guaranty Corp.

Fixed Income Investment Portfolio

as of September 30, 2004

(dollars in millions)

	Amortized Cost	Fair Value	Pre-Tax Book Yield	Duration	Annualized Investment Income
Fixed maturity securities available for sale:
U.S. Treasury securities and obligations of U.S. government agencies	52.3	53.6	4.0%	2.8	2.1
Foreign government securities	14.6	14.7	5.1%	3.0	0.7
Obligations of states and political subdivisions	318.8	337.2	4.5%	7.2	14.3
Insured obligations of state and political subdivisions	435.9	475.0	5.0%	7.4	21.9
Corporate securities	71.5	74.9	5.1%	4.8	3.7
Mortgage-backed securities:
Pass-thrus	186.0	189.1	4.8%	3.1	8.9
PACs	8.5	8.5	3.7%	3.0	0.3
Asset-backed securities	15.9	16.4	3.8%	2.2	0.6
Total fixed maturity securities available for sale	1,103.5	1,169.2	4.8%	6.1	52.6
Short-term investments	73.5	73.5	1.2%	0.1	0.9
Total investments available for sale	1,177.0	1,242.8	4.6%	5.8	53.5

	Fair Value	%
Maturity Schedule:
Due within one year	14.2	1.2%
Due in one to five years	120.7	10.3%
Due in five to ten years	210.4	18.0%
Due in greater than ten years	626.5	53.6%
Mortgage-backed securities	197.5	16.9%
Total	1,169.2	100.0%

	Fair Value	%
Quality Distribution:
Treasury	13.8	1.2%
Agency	39.8	3.4%
AAA	830.0	71.0%
AA	202.1	17.3%
A	83.5	7.1%
BBB	—	0.0%
Total	1,169.2	100.0%

Assured Guaranty Corp.

Financial Guaranty Profile

(dollars in millions)

	As of September 30, 2004:
Sector	Net Par Outstanding	%	Avg. Rating (8)
Public Finance
General obligation bonds	$10,183	13.6%	A+
Municipal utilities	8,816	11.8%	A+
Tax backed	8,479	11.3%	A+
Transportation	5,902	7.9%	A
Healthcare	3,950	5.3%	A
Structured municipal (1)	2,414	3.2%	AAA
Investor-owned utilities	1,858	2.5%	A-
Housing	992	1.3%	AA-
Other public finance (2)	870	1.2%	A-
Higher education	844	1.1%	A+
Total public finance	$44,309	59.3%	A+

Structured Finance
CDO’s (3)	$14,295	19.1%	AA+
Mortgage-backed & home equity	6,076	8.1%	AA-
Commercial receivables (4)	5,066	6.8%	AA-
Consumer receivables (5)	3,417	4.6%	A-
Other structured finance (6)	1,578	2.1%	AA
Single name corporate CDS (7)	—	0.0%	—
Total structured finance	$30,432	40.7%	AA

Total net par outstanding	$74,740	100.0%	A+

(1)   Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(2)   Other public finance: primarily includes student loans and government-sponsored project finance.

(3)   Collateralized debt obligations (CDO’s) are structured financings backed by a pool of investment grade assets. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4)   Consumer receivables: principally includes auto loan receivables and credit card receivables.

(5)   Single name corporate credit default swaps (CDS) includes CDS of investor-owned utilities.

(6)   Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(7)   Other structured finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(8)   Ratings are internally determined based on rating agency guidelines.

Assured Guaranty Corp.

Financial Guaranty Profile

(dollars in millions)

Distribution by Ratings of Financial Guaranty Portfolio

Ratings (1)	September 30, 2004 Net Par Outstanding	%	December 31, 2003 Net Par Outstanding	%
AAA/Aaa	$21,619	28.9%	$22,268	28.4%
AA/Aa	16,002	21.4%	16,211	20.7%
A/A	24,989	33.4%	27,208	34.7%
BBB/Baa	10,581	14.2%	11,258	14.4%
Below investment grade	1,549	2.1%	1,454	1.9%
	$74,740	100%	$78,399	100%

Geographic Distribution of Financial Guaranty Portfolio, as of September 30, 2004

U.S.:	Net Par Outstanding	%
California	$6,021	8.1%
New York	4,337	5.8%
Texas	2,614	3.5%
Illinois	2,517	3.4%
Florida	2,289	3.1%
New Jersey	1,914	2.6%
Pennsylvania	1,714	2.3%
Massachusetts	1,547	2.1%
Puerto Rico	1,428	1.9%
Washington	1,254	1.7%
Other - Muni	15,514	20.8%
Other - Non Muni	27,650	37.0%
Total U.S.	$68,799	92.1%

International:	Net Par Outstanding	%
United Kingdom	$4,290	5.7%
Australia	446	0.6%
Brazil	329	0.4%
Italy	231	0.3%
Canada	203	0.3%
Other	441	0.6%
Total International	$5,941	7.9%

Total	$74,740	100.0%

Distribution by Ratings of CDO and Credit Derivative Exposure

	September 30, 2004		December 31, 2003
Ratings (1)	Net Par Outstanding	%	Net Par Outstanding	%
AAA/Aaa	$15,552	76.8%	$17,584	74.9%
AA/Aa	2,539	12.5%	2,342	10.0%
A/A	1,468	7.2%	2,420	10.3%
BBB/Baa	608	3.0%	1,011	4.3%
Below investment grade	91	0.4%	135	0.6%
	$20,258	100%	$23,491	100%

(1)   Assured Guaranty internal rating

Assured Guaranty Corp.

Non-Investment Grade Exposure

(dollars in millions)

Asset Type	Weighted Average Remaining life	Net Par Outstanding	Average Rating (8)

Public Finance
Transportation	20.3	374.4	BB-
Healthcare	13.5	103.2	BB
General obligation bonds	12.2	$47.4	BB
Other public finance (1)	27.1	44.1	BB-
Investor-owned utilities	17.7	15.7	BB-
Municipal utilities	11.6	14.7	C
Tax backed	10.8	8.4	BB-
Housing	8.8	3.7	B
Higher education	12.3	1.0	B
Structured municipal (2)	—	—	—
Total Public finance	18.5	612.7	BB-

Structured Finance
Consumer receivables (3)	3.1	525.9	BB
Mortgage-backed and home equity	9.1	185.9	B-
Commercial receivables (4)	7.8	132.7	B
CDO’s (5)	3.8	$91.0	B-
Other structured finance (6)	1.4	0.7	C
Single name corporate CDS (7)	—	—	—
Total structured finance	5.0	936.2	BB-

Total exposure	10.3	$1,548.8	BB-

(1)   Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(2)   Other public finance: primarily includes student loans and government-sponsored project finance.

(3)   Collateralized debt obligations (CDO’s) are structured financings backed by a pool of investment grade assets. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4)   Consumer receivables: principally includes auto loan receivables and credit card receivables.

(5)   Single name corporate credit default swaps (CDS) includes CDS of investor-owned utilities.

(6)   Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(7)   Other structured finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(8)   Ratings are internally determined based on rating agency guidelines.

Assured Guaranty Corp.

25 Largest Public Finance Exposures

as of September 30, 2004

(dollars in millions)

Revenue Source	Net Par Outstanding(1)	Rating(2)
New Jersey State General Obligation & Leases	$702	AA-
California State General Obligation & Leases	641	A-
New York State Metro Trans Auth	476	A
Chicago Illinois General Obligation	475	A+
Denver Colorado Airport System	472	A
Long Island Power Authority	467	A-
Puerto Rico General Obligation & Leases	464	A-
Puerto Rico Electric Power Authority	464	A-
Jefferson County Alabama Sewer	448	A
Massachusetts State General Obligation & Bay Transportation	445	AA-
San Francisco California Airport	425	A
Energy Northwest	411	AA-
New York State General Obligation	392	AA
New York City Municipal Water Finance Authority	387	AA+
New York City General Obligation	360	A
Los Angeles County Metro Trans	314	AA
Houston Texas Water & Sewer System	305	A+
Illinois State General Obligation & Leases	296	AA
Chicago Illinois Public Building - Board Of Education	292	A+
Santee Cooper Revenue Bonds - South Carolina	270	AA-
Massachusetts State Turnpike Authority Metro	267	A-
Dade County Florida Water & Sewer System	261	A
Intermountain Power Agency	243	A+
Pennsylvania State General Obligation	236	AA
Los Angeles California Unified School District	235	AA-

Total Top 25 Public Finance Exposures	$9,747

(1)   Excludes net par in force for transactions insured by a AAA monoline financial guaranty company

(2)   Assured Guaranty internal rating

Assured Guaranty Corp.

25 Largest Structured Finance Exposures

as of September 30, 2004

(dollars in millions)

Revenue Source	Net Par Outstanding(1)	Rating(2)
Structured Finance Corporate Pool	$884	AAA
Argent Securities Inc. 2003-W6	628	BBB+
Synthetic CDO - IG ABS	594	AAA
Synthetic CDO - IG ABS	575	AAA
Synthetic CDO - IG Corporate	563	A+
Synthetic Credit Card Master Trust	550	AAA
Synthetic CDO - IG Corporate	540	AAA
Synthetic CDO - IG Corporate	500	AAA
Synthetic CDO - IG Corporate	470	AA
Synthetic CDO - IG Corporate	440	AAA
Synthetic CDO - IG Corporate	430	AAA
Synthetic CDO - IG Corporate	417	AAA
Private Sub-Prime RMBS	361	AAA
Synthetic CDO - IG Corporate	360	AAA
Providian Gateway Master Trust	360	BB+
Synthetic CDO - IG Corporate	350	AAA
Private Automobile Lease Securitization	350	BBB
Synthetic CDO - IG Corporate	347	AAA
Synthetic CDO - IG Corporate	344	AAA
Synthetic CDO - IG Corporate	300	AAA
Synthetic CDO - IG Corporate	291	BBB+
Synthetic CDO - IG CDO	281	AAA
Synthetic CDO - IG Corporate	278	AAA
Metris Master Credit Card Trust	276	BB
Private Residential Mortgage Backed Securities	276	AAA

Total Top 25 Structured Finance Exposures	$10,763

(1)   Excludes net par in force for transactions insured by a AAA monoline financial guaranty company

(2)   Assured Guaranty internal rating

Assured Guaranty Corp.

Statutory Capital & Claims Paying Resources

(dollars in millions)

	As of:
	September 30, 2004	December 31, 2003
Statutory surplus and reserves
Unearned premium reserve(1)	$418	$467
Contingency reserve	456	400
Policyholders’ surplus	274	256
Loss & loss adjustment expense reserves	32	55
Total policyholders’ surplus & reserve	$1,180	$1,178

Claims paying resources
Policyholder’s surplus	$274	$256
Contingency reserve	456	400
Statutory capital	730	656
Unearned premium reserve(2)	418	467
Loss & loss adjustment expense reserves	32	55
Total policyholders’ reserves	450	522
Present value of installment premium	279	293
Standby line of credit/stop loss	255	255
Total claims paying resources	$1,714	$1,726

(1)   AGR numbers are our estimate of US statutory as the company files Bermuda statutory financial statements

(2)   Unearned premium reserve for AGR is GAAP based and net of prepaid reinsurance premiums

Assured Guaranty Re International Ltd.

Consolidated GAAP Income Statements

(dollars in millions)

	Quarter Ended September 30		% Change versus	9 Months Ended September 30		% Change versus
	2004	2003	3Q-03	2004	2003	YTD 2003
Revenues
Gross written premiums	$55.8	$56.2	-1%	$35.5	$141.9	-75%
Net written premiums	68.8	53.6	28%	(26.3)	123.9	-121%

Net earned premiums	30.6	33.7	-9%	45.5	91.9	-50%

Net investment income	10.0	11.8	-15%	31.9	37.1	-14%
Other income	—	—	—	0.6	0.4	50%
Total revenues	$40.6	$45.5	-11%	$78.0	$129.4	-40%

Expenses
Loss and loss adjustment expenses	9.5	18.6	-49%	(30.8)	54.7	-156%
Profit commission expenses	1.0	1.6	-38%	11.2	6.4	75%
Acquisition costs	1.1	4.1	-73%	10.5	8.9	18%
Other operating expenses	2.7	6.4	-58%	11.3	15.4	-27%
Total expenses	$14.3	$30.7	-53%	$2.2	$85.4	-97%

Income before provision for income taxes	26.3	14.8	78%	75.8	44.0	72%

Total provision for income taxes	2.3	1.5	53%	6.2	6.2	0%

Operating income (b)	$24.0	$13.3	80%	$69.6	$37.8	84%

After-tax net realized gains on investments	0.4	1.0	-60%	6.8	2.7	152%
After-tax unrealized gains on derivative instruments	5.3	9.3	-43%	—	12.4	-100%

Net income	$29.7	$23.6	26%	$76.4	$52.9	44%

Note: Please refer to endnotes for explanation of non-GAAP measures [PVP (a), operating income and operating ROE (b) and adjusted book value (c)]

Assured Guaranty Re International Ltd.

Consolidated GAAP Balance Sheets

(dollars in millions)

	As of
	September 30, 2004	December 31, 2003

Assets
Fixed maturity securities available for sale, at fair value	$779.5	$925.5
Short-term investments, at cost, which approximates market	90.1	80.8
Total investments	869.6	1,006.3

Cash	2.5	9.6
Accrued investment income	7.0	9.7
Deferred acquisition costs	36.7	28.3
Premium receivable	40.8	155.6
Prepaid reinsurance premiums	10.1	7.7
Reinsurance recoverable on ceded losses	157.0	122.1
Value of reinsurance business assumed	—	14.2
Unrealized gains on derivative financial instruments	12.8	12.1
Funds held under reinsurance contracts	6.6	6.5
Other assets	10.3	7.3
Total assets	$1,153.4	$1,379.6

Liabilities
Unearned premium reserve	$170.9	$240.4
Reserve for losses and loss adjustment expenses	181.8	416.3
Profit commissions payable	53.1	67.2
Reinsurance balances payable	12.8	4.9
Deferred federal income taxes payable	(18.3)	(22.8)
Funds held by Company under reinsurance contracts	52.2	9.6
Other liabilities	2.5	31.6
Total liabilities	455.1	747.3

Shareholder’s equity
Common stock	1.4	1.4
Additional paid-in capital	388.0	386.2
Accumulated other comprehensive income	25.4	35.8
Unearned stock grant compensation	(1.2)	(2.6)
Retained earnings	284.7	211.5
Total shareholder’s equity	698.3	632.3

Total liabilities and shareholder’s equity	$1,153.4	$1,379.6

Assured Guaranty Re International Ltd.

Financial Guaranty Profile

(dollars in millions)

	As of September 30, 2004:
	Net Par
Sector	Outstanding	%	Avg. Rating (8)
Public Finance
General obligation bonds	$2,613	14.7%	A+
Healthcare	2,498	14.1%	A+
Municipal utilities	2,184	12.3%	AA-
Tax backed	1,474	8.3%	AA-
Transportation	973	5.5%	A
Structured municipal (1)	851	4.8%	AAA
Investor-owned utilities	408	2.3%	BBB+
Other public finance (2)	172	1.0%	BBB+
Housing	164	0.9%	A+
Higher education	132	0.7%	AA-
Total public finance	$11,469	64.7%	A+

Structured Finance
CDO’s (3)	$2,240	12.6%	AAA
Single name corporate CDS (4)	1,779	10.0%	AA-
Mortgage-backed & home equity	1,052	5.9%	A
Commercial receivables (5)	533	3.0%	A
Consumer receivables (6)	327	1.8%	BBB
Other structured finance (7)	326	1.8%	A+
Total structured finance	$6,257	35.3%	AA-

Total net par outstanding	$17,726	100.0%	AA-

Mortgage guaranty risk in force	$2,437	NA	NA

(1).  Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(2).  Other municipal: primarily includes student loans and government-sponsored project finance.

(3).  Collateralized debt obligations (CDO’s) are structured financings backed by a pool of investment grade assets. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4).  Consumer receivables: principally includes auto loan receivables and credit card receivables.

(5).  Single name corporate credit default swaps (“CDS”) includes CDS of Investor-owned utilities.

(6).  Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(7).  Other structured finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(8).  Ratings are internally determined based on rating agency guidelines.

Assured Guaranty Re International Ltd.

Financial Guaranty Profile – Page 2

(dollars in millions)

Distribution by Ratings of Financial Guaranty Portfolio

Ratings (1)	September 30, 2004 Net Par Outstanding	%	December 31, 2003 Net Par Outstanding	%
AAA/Aaa	$5,380	30.3%	$4,106	45.0%
AA/Aa	3,034	17.1%	1,375	15.1%
A/A	6,882	38.8%	2,800	30.7%
BBB/Baa	2,392	13.5%	793	8.7%
Below investment grade	38	0.2%	50	0.6%
	$17,726	100%	$9,125	100%

Geographic Distribution of Financial Guaranty Portfolio, as of September 30, 2004

U.S.:	Net Par Outstanding	%
California	$1,303	7.3%
New York	1,189	6.7%
Texas	627	3.5%
Ohio	517	2.9%
Florida	481	2.7%
New Jersey	446	2.5%
Illinois	440	2.5%
Wisconsin	389	2.2%
Washington	365	2.1%
Puerto Rico	349	2.0%
Other - Muni	4,480	25.3%
Other - Non Muni	4,871	27.5%
Total U.S.	$15,456	87.2%

International:	Net Par Outstanding	%
United Kingdom	$1,058	6.0%
Germany	336	1.9%
France	121	0.7%
Japan	109	0.6%
Netherlands	96	0.5%
Other	550	3.1%
Total International	$2,270	12.8%

Total	$17,726	100.0%

Distribution by Ratings of CDO and Credit Derivative Exposure

Ratings (1)	Sept. 30, 2004 Net Par Outstanding	%	December 31, 2003 Net Par Outstanding	%
AAA/Aaa	$4,240	65.1%	$3,119	84.4%
AA/Aa	390	6.0%	192	5.2%
A/A	1,422	21.8%	155	4.2%
BBB/Baa	449	6.9%	206	5.6%
Below investment grade	17	0.3%	24	0.6%
	$6,518	100%	$3,695	100%

(1)   Assured Guaranty internal rating

Assured Guaranty Re International Ltd.

Capital & Claims Paying Resources(1)

(dollars in millions)

	As of:
	September 30, 2004	December 31, 2003
Statutory surplus and reserves
Unearned premium reserve(2)	$161	$233
Contingency reserve	—	—
Policyholders’ surplus	612	560
Loss & loss adjustment expense reserves	182	390
Total policyholders’ surplus & reserve	$955	$1,183

Claims paying resources
Policyholder’s surplus	$612	$560
Contingency reserve	—	—
Statutory capital	612	560
Unearned premium reserve(2)	161	233
Loss & loss adjustment expense reserves	182	390
Total policyholders’ reserves	343	623
Present value of installment premium	112	90
Standby line of credit/stop loss	—	—
Total claims paying resources	$1,067	$1,273

(1)   AGR numbers are our estimate of US statutory as the company files Bermuda statutory financial statements

(2)   Unearned premium reserve for AGR is GAAP based and net of prepaid reinsurance premiums

Endnotes related to non-GAAP measures discussed in the operating supplement:

(a) PVP, which is a non-GAAP measure, represents gross premiums related to financial guaranty and mortgage guaranty contracts written in the current period, including upfront and installment premiums received on contracts written in the current period and the present value of estimated future installment premiums, discounted at 6% per year.  We use 6% as the present value discount because it is the approximate taxable equivalent yield on our investment portfolio for the periods presented.  We believe PVP is a useful measure for management, equity analysts and investors because it permits the evaluation of the value of new business production for Assured Guaranty by taking into account the value of installment premiums on new contracts underwritten in a reporting period, which the GAAP gross premiums written does not adequately measure.

(b)  Operating income, which is a non-GAAP measure, is defined as net income excluding after-tax realized gains (losses) on investments and after-tax unrealized gains (losses) on derivative financial instruments.  Operating ROE represents operating income as a percentage of average shareholder's equity, excluding accumulated other comprehensive income (AOCI).  We believe the presentation of operating income and operating ROE enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.  We exclude net realized gains (losses) on investments and net unrealized gains (losses) on derivative financial instruments because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the market interest rates, credit spreads and other factors that management cannot control or predict.  This measure should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

(c)  Adjusted book value, which is a non-GAAP measure, is derived by beginning with shareholder's equity (book value) and adding or subtracting the after-tax value of; the financial guaranty and mortgage guaranty net unearned premium reserve; deferred acquisition costs and the present value of estimated net future installment premiums (discounted at 6%).  The adjustments described above will not be realized until future periods and may differ materially from the amounts used in determining adjusted book value.  Management, investors and analysts use the calculation of adjusted book value to evaluate the net present value of the Company's in-force premium and capital base.

Investor contact:
Sabra Purtill
(212) 408-6044
spurtill@assuredguaranty.com
Assured Guaranty Ltd.
30 Woodbourne Avenue	Chris McNamee
Hamilton HM 08 Bermuda	(212) 261-5509
www.assuredguaranty.com	cmcnamee@assuredguaranty.com